Exhibit 10.4

AMENDMENT NO. 3 TO TAX SHARING AGREEMENT

This Amendment No. 3 to the Tax Sharing Agreement (“Amendment No. 3”) is executed on June 7, 2010 by and among Ambac Financial Group, Inc. (formerly known as AMBAC Inc.) (“Ambac” or “Parent”) and each of the other corporations that are parties to the Prior Agreement, as defined below (each of such other corporations, individually, a “Subsidiary” and, collectively, the “Subsidiaries”).

WHEREAS, the Subsidiaries include Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation) (“AAC”).

WHEREAS, Ambac and the Subsidiaries are parties to a Tax Sharing Agreement as of July 18, 1991, as amended by Amendment No. 1, effective as of October 1, 1997, and as amended by Amendment No. 2, effective November 19, 2009 (as so amended, the “Prior Agreement”) which sets forth a method to allocate and settle among them the consolidated Federal income tax liability of the consolidated return group of which Ambac is the common parent.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Effective Date. This Amendment No. 3 shall have effect for all Taxable Periods, beginning on or after January 1, 2010.

2. Additions to Defined Terms. The following definitions are hereby added to paragraph 2 of the Prior Agreement:

“AAC” shall mean Ambac Assurance Corporation.

“AAC Subgroup” shall mean AAC and its subsidiaries including Everspan.

“AAC Subgroup Loss” shall mean any current loss or net operating loss carryover or carryback, or capital loss carryover or carryback attributable to any Member included in the AAC Subgroup.

“AFGI Subgroup” shall mean the Members of the Group other than the Members of the AAC Subgroup.

“AFGI Subgroup CODI” shall mean any income (including any increase in income resulting from a disallowance of any deduction, loss or credit) recognized by any Member included in the AFGI Subgroup related to the restructuring, modification, cancellation, settlement or any other similar transaction related to any debt, liability or other obligation (i) owed by a Member included in the AFGI Subgroup to a person that is not a member of the AFGI Subgroup and (ii) outstanding, due or otherwise accrued as of March 15, 2010.

“Everspan” shall mean Everspan Financial Guarantee Corp.

“Parent Separate Tax” for a Taxable Period shall mean, with respect to Parent, the Federal income tax liability that Parent would have for such Taxable Period (including interest and penalties related to items attributable to Parent) determined as if Parent had filed its own Federal income tax return for such Taxable Period (or portion thereof) and all prior periods beginning on or after the Effective Time. Such Federal income tax liability for such Taxable Period (or portion thereof) shall be computed by employing the methods and principles of accounting, elections and conventions (the “Methods”) actually used in the determination of the Federal income tax liability of the Group.

3. Changes to Defined Terms. The definition of “Group” in paragraph 2 of the Prior Agreement is hereby amended to read as follows:

“Group” shall mean (i) Parent and (ii) all corporations (whether now existing or hereafter formed or acquired) which are includible in an affiliated group, as defined in Section 1504(a) of the Code, that includes Parent.

4. Provisions Relating to Payments. Paragraph 3 of the Prior Agreement is hereby amended, replaced and restated to add the following paragraph (c):

(c)	AAC Subroup Loss. In the event that Parent reasonably determines that the Federal income tax liability of the Group attributable to the AFGI Subgroup for any Taxable Period beginning on or after January 1, 2010 has been reduced as a result of offsetting any portion of an AAC Subgroup Loss against items of income or gain of the AFGI Subgroup, Parent shall pay to AAC an amount equal to the amount of such reduction in the Group’s Federal income tax liability; provided however, that Parent shall have no obligation to pay to the AAC Subgroup any amount in respect of any AAC Subgroup Loss used by Parent to offset AFGI Subgroup CODI. For purposes of determining the portion of an AAC Subgroup Loss used by the Group pursuant to the previous sentence, the Group net operating loss deduction in any Taxable Period shall be deemed to consist of (1) those net operating losses expiring in the earliest Taxable Periods and (2) as among any net operating losses expiring in the same Taxable Period, a pro rata portion of such net operating losses generated by each corporation in the Group.

5. Provisions Relating to Redeterminations of Tax Liabilities. Paragraph 5(a) of the Prior Agreement is hereby amended, replaced and restated in its entirety to read as follows:

(a)	In General. In the event of any redetermination of any item of income, gain, loss, deduction or credit of any party to this Agreement of the Group for any Taxable

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Period as a result of (i) an examination by the Internal Revenue Service (the “IRS”) or (ii) any final action by the IRS on an amended return or a claim for refund, the execution of a closing agreement with the IRS or a judicial decision which has become final (a “Final Determination”), including in each case, any determination relating to whether any party to this Agreement is properly characterized as being includible in the Group, the Subsidiary Separate Tax or the Parent Separate Tax, as the case may be with respect to such Member, shall be recomputed for such Taxable Period in a manner consistent with this Agreement to take into account such redetermination (including any penalties or additions to tax or other required payments) in a manner consistent with such revised treatment, and the payments pursuant to this Agreement, including paragraphs 2 and 3 hereof, shall be appropriately adjusted (including the return or repayment of any amounts, with interest, related to payments for the use of any deduction, credit, loss or net operating loss of any Member that is (i) determined to not have been a member of the Group for all or any portion of any Taxable Period or (ii) reduced or otherwise adjusted); provided, further, that in the event of any redetermination of any item of income, gain, loss, deduction or credit of any party to this Agreement of the Group for any Taxable Period that is reflected in an application filed with the IRS after the effective date of Amendment Number 3 for a tentative carryback adjustment pursuant to Section 6411 of the Code and that results in a payment by the IRS (a “Carryback Payment”), such Carryback Payment shall be treated as a reduction of Group Federal income tax liability pursuant to Section 3(c) of this Agreement and that Section will apply to compensate the AAC Subgroup to the extent such Carryback Payment is attributable to the use of the AAC Subgroup Loss. For the avoidance of doubt, (x) the portion of any AAC Subgroup Loss used shall be computed pursuant to Section 3(c) of this Agreement and (y) any redetermination that occurs in connection with an application filed with the IRS for a tentative carryback adjustment pursuant to Section 6411 of the Code shall not be treated as being a result of a Final Determination.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed as of the date first above written.

AMBAC FINANCIAL GROUP, INC.

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

AMBAC ASSURANCE CORPORATION

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

AMBAC CAPITAL CORPORATION

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

AMBAC BERMUDA (LTD.)

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

RANGEMARK CAPITAL MARKETS, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Chief Operating Officer and General Counsel

RANGEMARK FINANCIAL SERVICES, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Chief Operating Officer and General Counsel

RANGEMARK CREDIT MANAGEMENT, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Chief Operating Officer and General Counsel

RANGEMARK SOLUTIONS, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Chief Operating Officer and General Counsel

RANGEMARK INVESTMENT MANAGEMENT, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Chief Operating Officer and General Counsel

AMBAC INVESTMENTS INC.

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

AMBAC ASSET FUNDING CORPORATION

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

AMBAC AII CORP.

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	General Counsel

CONNIE LEE HOLDINGS, INC.

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel

EVERSPAN FINANCIAL GUARANTEE CORP.

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Chairman, President and Chief Executive Officer

AMBAC CAPITAL FUNDING, INC.

By:	/s/ Kevin J. Doyle
Name:	Kevin J. Doyle
Title:	Senior Vice President and General Counsel